UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-00043

DWS Investment Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2013

ITEM 1.	REPORT TO STOCKHOLDERS

September 30, 2013

Annual Report

to Shareholders

DWS Capital Growth Fund

Contents
3 Letter to Shareholders
4 Portfolio Management Review
9 Performance Summary
11 Investment Portfolio
17 Statement of Assets and Liabilities
19 Statement of Operations
20 Statement of Changes in Net Assets
21 Financial Highlights
27 Notes to Financial Statements
37 Report of Independent Registered Public Accounting Firm
38 Information About Your Fund's Expenses
40 Tax Information
41 Advisory Agreement Board Considerations and Fee Evaluation
46 Board Members and Officers
52 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Investor:

The first half of 2013 brought welcome evidence that the U.S. economic recovery is gaining traction. Consumer confidence reached its highest level since 2007, U.S. stock market indexes marked a series of record highs and the housing market continues its recovery.

According to Asoka Wohrmann, co-chief investment officer for Deutsche Asset & Wealth Management, "The revival of the employment market, good asset performance with rising home and share prices, and an expansive monetary policy gives further growth momentum to the real economy. As a result, we believe that U.S. economic growth could accelerate in the coming months."

Nevertheless, concerns about the European and emerging-market economies persist. Closer to home, the outlook remains guarded when it comes to the eventual end of government intervention in the bond market and the full effects of reduced government spending on employment.

Where does this leave you? That depends on a variety of factors, including your overall portfolio allocation. Given the uncertainties in today's bond and stock markets, it may be time for a thoughtful evaluation of your strategy.

Talk with a trusted advisor to determine whether any adjustments may be in order, given your specific objectives and risk tolerance. We believe even the most sophisticated investor can benefit from the assistance of a trusted, objective financial professional.

Remember that Deutsche Asset & Wealth Management gives you access to Deutsche Bank's global network of economists, analysts and investment professionals. Insights are always at your fingertips at dws-investments.com.

Best regards,

Robert Kendall
President, DWS Funds
Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 10 for more complete performance information.

During the 12-month period ended September 30, 2013, DWS Capital Growth Fund returned 16.97%, compared with the Russell 1000® Growth Index return of 19.27%.

Investment Strategy The fund invests in large U.S. companies that are similar in size to companies in the Russell 1000 Growth Index.

The fund's strong return reflects the highly positive environment for global equities that has been in place during the past 12 months. Investor sentiment has been propelled in large part by the gradual but steady recovery in U.S economic growth. A consistent drop in the unemployment rate, improved manufacturing data, and strength in the housing, auto and energy industries have helped to make the United States one of the fastest-growing developed-world economies. Investors have also been encouraged by strength at the corporate level, where improving balance sheets, high profit margins and steady earnings growth have led to rising valuations for U.S. equities. Accommodative policies of the U.S. Federal Reserve Board (the Fed) and other major global central banks have provided a supportive backdrop for the financial markets. Together, these factors led to a robust rally in stock prices.

Over the trailing 12 months ended September 30, 2013, the dispersion of sector returns within the Russell 1000 Growth Index was quite wide, led mostly by the cyclical areas of industrials, consumer discretionary and energy, along with very strong returns in health care, driven mostly by the biotechnology industry. More defensive market sectors, including telecommunication services, consumer staples and utilities, posted positive performance but lagged the Russell 1000 Growth Index.

Positive Contributors to Fund Performance

Because our investment approach is focused mostly on individual stock selection — as opposed to making sector "bets" or predictions on the broader market — the quality of our stock selection is typically the primary driver of the fund's relative return. Nevertheless, our slight sector deviations from the index paid off, with an overweight to the strong-performing health care sector and an underweight to telecommunication services adding value.

Stock selection within health care provided the biggest lift to relative return, with very strong returns coming from holdings in the biotechnology companies Celgene Corp. and Gilead Sciences, Inc. Positions in the medical equipment company Thermo Fisher Scientific, Inc. and the drug distribution firm McKesson Corp. also contributed to performance. Within consumer staples, the fund benefited from our decision not to hold the underperforming stocks Philip Morris and Coca-Cola, both of which are relatively large weightings in the index.

Ten Largest Equity Holdings at September 30, 2013 (28.7% of Net Assets)
1. Apple, Inc. Designs, manufactures and markets personal computers and related computing and mobile communication devices	3.8%
2. Google, Inc. Provides a Web-based search engine for the Internet	3.7%
3. Celgene Corp. A global biopharmaceutical company	3.3%
4. Gilead Sciences, Inc. Developer of nucleotide pharmaceuticals	3.2%
5. NIKE, Inc. Designs, develops and markets athletic footwear, apparel, equipment and accessory products	3.1%
6. Oracle Corp. Provider of database management software	2.7%
7. Visa, Inc. Operates a retail electronic payments network and manages global financial services	2.4%
8. PepsiCo., Inc. Provider of soft drinks, snack foods and food services	2.3%
9. Whole Foods Market, Inc. Operator of natural food supermarket chain	2.2%
10. Express Scripts Holding Co. A full-service pharmacy benefit management and specialty managed care company	2.0%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 11. A quarterly Fact Sheet is available on dws-investments.com or upon request. Please see the Account Management Resources section on page 52 for contact information.

Negative Contributors to Fund Performance

Stock selection in information technology was by far the largest detractor from performance over the past 12 months. Specifically, our overweight position in Apple, Inc. over the first part of the period was subtractive, as the company's stock price plummeted from all-time highs due to increased competition in the smartphone and tablet markets. Other detractors within technology included the data storage company EMC Corp., which declined after corporate spending on its products fell short of expectations. In addition, our decision to not hold Facebook weighed on relative return as the company's stock reached new highs during the third quarter. Lastly, stock selection within industrials hampered returns, as the fund's position in General Electric Co. lagged other industrial firms not held in the fund, including Boeing and United Technologies Corp.

Outlook and Positioning

The fund's portfolio tends to resemble the benchmark in terms of sector weightings, but typically it will deviate significantly in terms of holdings. We believe that this approach should help to isolate individual stock selection as the primary driver of fund performance over time.

"The strong showing for U.S. stocks in recent years has been driven by three principal factors: supportive Fed policy, improved corporate earnings and rising stock valuations. In balance, all three of these dynamics should continue to provide support for the market over the coming months."

The secular themes that we analyze encompass a diverse group of trends that span a wide range of industries. Within technology, for example, we search for companies that can benefit from trends related to cloud computing, the growing reach of wireless technology, data-center consolidation, the growth of digital delivery systems for media, and rising demand for data storage, security software and data analytics. Several of the fund's holdings in the consumer sector are companies positioned to benefit from the rapidly expanding consumer demand in the emerging markets, as well as growing demand for food/product safety, e-commerce solutions and products that can help people adopt a healthier lifestyle. In energy, we consider companies that provide the infrastructure for shale drilling and enable offshore exploration and production. We believe that this overall approach helps to identify companies that can generate organic growth independent of the economic cycle.

As long-term investors who look past day-to-day financial market moves to determine the core trends driving equity performance, we believe that the extreme market reaction in June to the Fed's possible unwinding of its quantitative easing program was overdone. In fact, we continue to see several sources of support for stock prices even in an environment of reduced certainty regarding Fed policy. The strong showing for U.S. stocks in recent years has been driven by three principal factors: supportive Fed policy, improved corporate earnings and rising stock valuations. In balance, all three of these dynamics should continue to provide support for the market over the coming months. Thus, we believe that the backdrop for stocks remains favorable.

Portfolio Management Team

Owen Fitzpatrick, CFA, Managing Director

Lead Portfolio Manager of the fund. Joined the fund in 2009.

— Joined Deutsche Asset & Wealth Management in 2009.

— Prior to joining Deutsche Asset & Wealth Management, Managing Director of Deutsche Bank Private Wealth Management, head of U.S. Equity Strategy, manager of the US large cap core, value and growth portfolios, member of the US Investment Committee and head of the Equity Strategy Group.

— Previous experience includes over 21 years of experience in trust and investment management. Prior to joining Deutsche Bank in 1995, managed an equity income fund, trust and advisory relationships for Princeton Bank & Trust Company, where he was also responsible for research coverage of the consumer cyclical sector. Previously served as a portfolio manager at Manufacturer's Hanover Trust Company.

— BA and MBA, Fordham University.

Thomas M. Hynes, Jr., CFA, Director

Portfolio Manager of the fund. Joined the fund in 2009.

— Joined Deutsche Asset & Wealth Management in 1995, served in DB Private Wealth Management from 1995-2004; served as US equity portfolio manager at Citigroup Asset Management from 2004-2007; rejoined Deutsche Asset & Wealth Management in 2007.

— Portfolio manager for US Large Cap Equity: New York.

— BS, Fordham University.

Brendan O'Neill, CFA, Director

Portfolio Manager of the fund. Joined the fund in 2009.

— Joined Deutsche Asset & Wealth Management in 2000.

— Equity Research Analyst covering the financial services sector from 2001-2009.

— Previously served as a member of the Large Cap Core Equity team.

— BA, Queens College, CUNY; MS, Zicklin School of Business, Baruch College.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Russell 1000 Growth Index tracks those stocks in the Russell 1000® Index with higher price-to-book ratios and higher forecasted-growth values. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Overweight means a fund holds a higher weighting in a given sector or stock compared with its benchmark index. Underweight means a fund holds a lower weighting in a given sector or stock.

Correlation is a measure of how closely two variables move together over time. A 1.0 equals perfect correlation. A -1.0 equals total negative correlation.

Performance Summary September 30, 2013 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/13
Unadjusted for Sales Charge	16.97%	8.47%	6.93%
Adjusted for the Maximum Sales Charge (max 5.75% load)	10.25%	7.20%	6.30%
Russell 1000® Growth Index†	19.27%	12.07%	7.82%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/13
Unadjusted for Sales Charge	15.90%	7.50%	6.15%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	12.90%	7.35%	6.15%
Russell 1000® Growth Index†	19.27%	12.07%	7.82%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/13
Unadjusted for Sales Charge	16.07%	7.63%	6.08%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	16.07%	7.63%	6.08%
Russell 1000® Growth Index†	19.27%	12.07%	7.82%
Class R	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/13
No Sales Charges	16.54%	8.17%	6.62%
Russell 1000® Growth Index†	19.27%	12.07%	7.82%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/13
No Sales Charges	17.29%	8.76%	7.20%
Russell 1000® Growth Index†	19.27%	12.07%	7.82%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/13
No Sales Charges	17.34%	8.85%	7.32%
Russell 1000® Growth Index†	19.27%	12.07%	7.82%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2013 are 1.02%, 1.97%, 1.78%, 1.28%, 0.76% and 0.69% for Class A, Class B, Class C, Class R, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class R shares for the period prior to its inception on November 3, 2003 are derived from the historical performance of the Fund's original share class (Class AARP) of DWS Capital Growth Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class R. Any difference in expenses will affect performance. Class AARP shares converted into Class S shares on July 14, 2006.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

	Class A	Class B	Class C	Class R	Class S	Institutional Class
Net Asset Value
9/30/13	$70.56	$65.97	$65.72	$70.24	$71.12	$71.11
9/30/12	$60.83	$56.92	$56.65	$60.62	$61.32	$61.32
Distribution Information as of 9/30/13
Income Dividends, Twelve Months	$.50	$—	$.04	$.34	$.66	$.70

Investment Portfolio as of September 30, 2013
	Shares	Value ($)

Common Stocks 98.7%
Consumer Discretionary 20.1%
Auto Components 0.8%
BorgWarner, Inc. (a)	122,000	12,369,580
Hotels, Restaurants & Leisure 3.4%
Brinker International, Inc. (a)	264,439	10,717,713
Las Vegas Sands Corp.	267,924	17,795,512
Norwegian Cruise Line Holdings Ltd.* (a)	141,579	4,367,712
Starwood Hotels & Resorts Worldwide, Inc.	253,129	16,820,422
		49,701,359
Internet & Catalog Retail 2.0%
Amazon.com, Inc.*	74,081	23,160,684
Expedia, Inc. (a)	109,102	5,650,392
		28,811,076
Media 3.3%
Comcast Corp. "A" (a)	621,726	28,070,929
Twenty-First Century Fox, Inc. (a)	581,980	19,496,330
		47,567,259
Multiline Retail 1.1%
Dollar General Corp.*	289,799	16,362,052
Specialty Retail 5.4%
Dick's Sporting Goods, Inc. (a)	344,427	18,385,513
GNC Holdings, Inc. "A"	177,589	9,701,687
Home Depot, Inc.	362,854	27,522,476
L Brands, Inc. (a)	386,756	23,630,792
		79,240,468
Textiles, Apparel & Luxury Goods 4.1%
NIKE, Inc. "B"	623,116	45,263,146
VF Corp. (a)	75,066	14,941,887
		60,205,033
Consumer Staples 11.1%
Beverages 3.5%
Beam, Inc.	272,219	17,598,958
PepsiCo., Inc.	430,760	34,245,420
		51,844,378
Food & Staples Retailing 4.1%
Costco Wholesale Corp.	237,259	27,313,256
Sprouts Farmers Market, Inc.*	1,329	58,994
Whole Foods Market, Inc.	545,393	31,905,491
		59,277,741
Food Products 3.5%
Hillshire Brands Co.	414,711	12,748,216
Kraft Foods Group, Inc.	208,695	10,943,966
Mead Johnson Nutrition Co.	154,910	11,503,617
Mondelez International, Inc. "A"	492,072	15,460,902
		50,656,701
Energy 5.0%
Energy Equipment & Services 2.6%
Cameron International Corp.*	173,013	10,098,769
Schlumberger Ltd.	312,312	27,595,888
		37,694,657
Oil, Gas & Consumable Fuels 2.4%
Anadarko Petroleum Corp.	184,950	17,198,501
Concho Resources, Inc.*	83,754	9,113,273
Pioneer Natural Resources Co. (a)	49,269	9,301,987
		35,613,761
Financials 5.1%
Capital Markets 3.7%
Affiliated Managers Group, Inc.*	146,870	26,824,337
Ameriprise Financial, Inc.	121,737	11,087,806
Charles Schwab Corp.	767,342	16,221,610
		54,133,753
Consumer Finance 1.3%
Discover Financial Services	371,757	18,788,599
Real Estate Management & Development 0.1%
Realogy Holdings Corp.*	30,075	1,293,826
Health Care 15.4%
Biotechnology 8.9%
Celgene Corp.*	307,942	47,401,512
Cepheid, Inc.* (a)	276,587	10,797,956
Gilead Sciences, Inc.* (a)	741,869	46,619,048
Medivation, Inc.*	290,172	17,392,910
NPS Pharmaceuticals, Inc.* (a)	247,388	7,869,412
		130,080,838
Health Care Equipment & Supplies 1.6%
CareFusion Corp.*	380,558	14,042,590
St. Jude Medical, Inc.	171,118	9,178,770
		23,221,360
Health Care Providers & Services 3.6%
Express Scripts Holding Co.*	471,463	29,126,984
McKesson Corp.	173,077	22,205,779
Premier, Inc. "A"*	52,001	1,648,432
		52,981,195
Life Sciences Tools & Services 1.3%
Thermo Fisher Scientific, Inc. (a)	202,359	18,647,382
Industrials 12.3%
Aerospace & Defense 2.0%
Boeing Co.	135,441	15,914,317
TransDigm Group, Inc.	92,087	12,772,467
		28,686,784
Commercial Services & Supplies 0.8%
Stericycle, Inc.* (a)	103,622	11,957,979
Electrical Equipment 3.3%
AMETEK, Inc.	493,206	22,697,340
Regal-Beloit Corp.	91,276	6,200,379
Roper Industries, Inc.	147,133	19,549,562
		48,447,281
Industrial Conglomerates 1.1%
General Electric Co.	684,938	16,363,169
Machinery 3.9%
Dover Corp. (a)	207,233	18,615,740
Parker Hannifin Corp.	247,956	26,957,776
SPX Corp. (a)	132,190	11,188,562
		56,762,078
Road & Rail 1.2%
Norfolk Southern Corp.	227,201	17,573,997
Information Technology 24.0%
Communications Equipment 1.2%
QUALCOMM, Inc.	264,927	17,845,483
Computers & Peripherals 5.2%
Apple, Inc.	116,470	55,527,072
EMC Corp.	473,342	12,098,622
Stratasys Ltd.*	82,915	8,395,973
		76,021,667
Internet Software & Services 4.9%
eBay, Inc.*	235,276	13,126,048
Google, Inc. "A"*	62,220	54,499,120
Splunk, Inc.*	68,956	4,140,118
		71,765,286
IT Services 5.2%
Accenture PLC "A" (a)	287,093	21,141,528
International Business Machines Corp.	108,970	20,179,065
Visa, Inc. "A" (a)	184,360	35,231,196
		76,551,789
Semiconductors & Semiconductor Equipment 0.8%
Avago Technologies Ltd.	100,563	4,336,277
Broadcom Corp. "A"	287,542	7,478,967
		11,815,244
Software 6.7%
Check Point Software Technologies Ltd.* (a)	191,613	10,837,631
Citrix Systems, Inc.*	196,638	13,884,609
FireEye, Inc.*	373	15,491
Intuit, Inc.	138,456	9,181,017
Microsoft Corp.	536,034	17,855,293
Oracle Corp.	1,193,446	39,586,604
Solera Holdings, Inc.	107,171	5,666,131
		97,026,776
Materials 4.5%
Chemicals 4.0%
Ecolab, Inc. (a)	238,794	23,583,296
LyondellBasell Industries NV "A"	199,510	14,610,117
Monsanto Co.	199,922	20,865,859
		59,059,272
Paper & Forest Products 0.5%
International Paper Co.	147,302	6,599,129
Telecommunication Services 0.9%
Wireless Telecommunication Services
Crown Castle International Corp.*	190,186	13,889,284
Utilities 0.3%
Water Utilities
American Water Works Co., Inc.	108,570	4,481,769
Total Common Stocks (Cost $966,320,633)		1,443,338,005

Securities Lending Collateral 18.9%
Daily Assets Fund Institutional, 0.09% (b) (c) (Cost $275,663,065)	275,663,065	275,663,065

Cash Equivalents 1.3%
Central Cash Management Fund, 0.05% (b) (Cost $18,730,981)	18,730,981	18,730,981

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,260,714,679)†	118.9	1,737,732,051
Other Assets and Liabilities, Net	(18.9)	(276,142,798)
Net Assets	100.0	1,461,589,253

* Non-income producing security.

† The cost for federal income tax purposes was $1,262,564,788. At September 30, 2013, net unrealized appreciation for all securities based on tax cost was $475,167,263. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $482,357,232 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,189,969.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at September 30, 2013 amounted to $269,191,635, which is 18.4% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$1,443,338,005	$—	$—	$1,443,338,005
Short-Term Investments (d)	294,394,046	—	—	294,394,046
Total	$1,737,732,051	$—	$—	$1,737,732,051

There have been no transfers between fair value measurement levels during the year ended September 30, 2013.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of September 30, 2013
Assets
Investments: Investments in non-affiliated securities, at value (cost $966,320,633) — including $269,191,635 of securities loaned	$1,443,338,005
Investment in Daily Assets Fund Institutional (cost $275,663,065)*	275,663,065
Investment in Central Cash Management Fund (cost $18,730,981)	18,730,981
Total investments in securities, at value (cost $1,260,714,679)	1,737,732,051
Receivable for investments sold	14,646,188
Receivable for Fund shares sold	190,687
Dividends receivable	1,261,492
Interest receivable	6,002
Other assets	25,699
Total assets	1,753,862,119
Liabilities
Cash overdraft	2,269,696
Payable upon return of securities loaned	275,663,065
Payable for investments purchased	11,145,577
Payable for Fund shares redeemed	1,551,639
Accrued management fee	565,629
Accrued Trustees' fees	9,042
Other accrued expenses and payables	1,068,218
Total liabilities	292,272,866
Net assets, at value	$1,461,589,253
Net Assets Consist of
Undistributed net investment income	6,583,334
Net unrealized appreciation (depreciation) on investments	477,017,372
Accumulated net realized gain (loss)	88,107,984
Paid-in capital	889,880,563
Net assets, at value	$1,461,589,253

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2013 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($569,320,436 ÷ 8,068,097 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$70.56
Maximum offering price per share (100 ÷ 94.25 of $70.56)	$74.86
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($3,251,002 ÷ 49,282 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$65.97
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($26,669,199 ÷ 405,831 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$65.72
Class R Net Asset Value, offering and redemption price per share ($6,931,949 ÷ 98,696 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$70.24
Class S Net Asset Value, offering and redemption price per share ($649,038,018 ÷ 9,125,404 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$71.12
Institutional Class Net Asset Value, offering and redemption price per share ($206,378,649 ÷ 2,902,102 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$71.11

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended September 30, 2013
Investment Income
Income: Dividends (net of foreign taxes withheld of $39,527)	$28,033,430
Income distributions — Central Cash Management Fund	22,875
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	88,128
Total income	28,144,433
Expenses: Management fee	6,710,041
Administration fee	1,446,077
Services to shareholders	2,301,350
Distribution and service fees	1,638,522
Custodian fee	22,910
Professional fees	128,436
Reports to shareholders	117,358
Registration fees	79,624
Trustees' fees and expenses	58,546
Other	49,704
Total expenses before expense reductions	12,552,568
Expense reductions	(949)
Total expenses after expense reductions	12,551,619
Net investment income (loss)	15,592,814
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	96,875,068
Foreign currency	702
96,875,770
Change in net unrealized appreciation (depreciation) on investments	117,014,485
Net gain (loss)	213,890,255
Net increase (decrease) in net assets resulting from operations	$229,483,069

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended September 30,
Increase (Decrease) in Net Assets	2013	2012
Operations: Net investment income (loss)	$15,592,814	$7,495,220
Net realized gain (loss)	96,875,770	138,939,639
Change in net unrealized appreciation (depreciation)	117,014,485	240,429,683
Net increase (decrease) in net assets resulting from operations	229,483,069	386,864,542
Distributions to shareholders from: Net investment income: Class A	(4,525,336)	(1,890,036)
Class C	(18,525)	—
Class R	(32,148)	(4,378)
Class S	(6,565,315)	(3,538,753)
Institutional Class	(2,557,668)	(1,873,238)
Total distributions	(13,698,992)	(7,306,405)
Fund share transactions: Proceeds from shares sold	96,573,859	93,020,885
Reinvestment of distributions	12,429,492	6,437,300
Payments for shares redeemed	(323,589,406)	(367,221,279)
Net increase (decrease) in net assets from Fund share transactions	(214,586,055)	(267,763,094)
Increase (decrease) in net assets	1,198,022	111,795,043
Net assets at beginning of year	1,460,391,231	1,348,596,188
Net assets at end of period (including undistributed net investment income of $6,583,334 and $4,694,620, respectively)	$1,461,589,253	$1,460,391,231

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended September 30,
Class A	2013	2012	2011		2010		2009
Selected Per Share Data
Net asset value, beginning of period	$60.83	$46.90	$48.32		$44.01		$48.01
Income (loss) from investment operations: Net investment income (loss)a	.60	.20	.15	d	.05		.20
Net realized and unrealized gain (loss)	9.63	13.91	(1.43)		4.37		(4.05)
Total from investment operations	10.23	14.11	(1.28)		4.42		(3.85)
Less distributions from: Net investment income	(.50)	(.18)	(.14)		(.14)		(.15)
Increase from regulatory settlements	—	—	—		.03	e	—
Net asset value, end of period	$70.56	$60.83	$46.90		$48.32		$44.01
Total Return (%)b	16.97	30.17	(2.71)		10.15	e	(7.96	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of year ($ millions)	569	572	521		618		614
Ratio of expenses before expense reductions (%)	1.01	1.02	1.04		1.07		1.12
Ratio of expenses after expense reductions (%)	1.01	1.02	1.04		1.07		1.11
Ratio of net investment income (loss) (%)	.94	.36	.27	d	.10		.51
Portfolio turnover rate (%)	31	27	48		68		74
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.09 per share and 0.17% of average daily net assets, for the year ended September 30, 2011.
e Includes a non-recurring payment from the Advisor, which amounted to $0.032 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.001 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.07% lower.

	Years Ended September 30,
Class B	2013		2012	2011		2010		2009
Selected Per Share Data
Net asset value, beginning of period	$56.92		$44.16	$45.78		$41.98		$46.03
Income (loss) from investment operations: Net investment income (loss)a	.03		(.31)	(.29	)d	(.37)		(.04)
Net realized and unrealized gain (loss)	9.02		13.07	(1.33)		4.14		(3.94)
Total from investment operations	9.05		12.76	(1.62)		3.77		(3.98)
Less distributions from: Net investment income	—		—	—		—		(.07)
Increase from regulatory settlements	—		—	—		.03	e	—
Net asset value end of period	$65.97		$56.92	$44.16		$45.78		$41.98
Total Return (%)b	15.90	c	28.89	(3.54)		9.05	e	(8.62	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of year ($ millions)	3		4	5		8		15
Ratio of expenses before expense reductions (%)	1.98		1.97	1.96		2.06		2.10
Ratio of expenses after expense reductions (%)	1.95		1.97	1.96		2.06		1.82
Ratio of net investment income (loss) (%)	.05		(.59)	(.64	)d	(.89)		(.20)
Portfolio turnover rate (%)	31		27	48		68		74
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.09 per share and 0.17% of average daily net assets, for the year ended September 30, 2011.
e Includes a non-recurring payment from the Advisor, which amounted to $0.032 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.001 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.07% lower.

	Years Ended September 30,
Class C	2013	2012	2011		2010		2009
Selected Per Share Data
Net asset value, beginning of period	$56.65	$43.86	$45.43		$41.57		$45.52
Income (loss) from investment operations: Net investment income (loss)a	.10	(.21)	(.20	)c	(.26)		(.07)
Net realized and unrealized gain (loss)	9.01	13.00	(1.37)		4.09		(3.88)
Total from investment operations	9.11	12.79	(1.57)		3.83		(3.95)
Less distributions from: Net investment income	(.04)	—	—		—		—
Increase from regulatory settlements	—	—	—		.03	d	—
Net asset value, end of period	$65.72	$56.65	$43.86		$45.43		$41.57
Total Return (%)b	16.07	29.16	(3.46)		9.29	d	(8.68)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of year ($ millions)	27	29	27		29		30
Ratio of expenses (%)	1.79	1.78	1.81		1.84		1.90
Ratio of net investment income (loss) (%)	.17	(.40)	(.49	)c	(.67)		(.28)
Portfolio turnover rate (%)	31	27	48		68		74
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.09 per share and 0.17% of average daily net assets, for the year ended September 30, 2011.
d Includes a non-recurring payment from the Advisor, which amounted to $0.032 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.001 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.07% lower.

	Years Ended September 30,
Class R	2013	2012	2011		2010		2009
Selected Per Share Data
Net asset value, beginning of period	$60.62	$46.74	$48.14		$43.96		$47.85
Income (loss) from investment operations: Net investment income (loss)a	.34	.05	.02	c	(.13)		.14
Net realized and unrealized gain (loss)	9.62	13.88	(1.42)		4.36		(4.01)
Total from investment operations	9.96	13.93	(1.40)		4.23		(3.87)
Less distributions from: Net investment income	(.34)	(.05)	—		(.08)		(.02)
Increase from regulatory settlements	—	—	—		.03	d	—
Net asset value, end of period	$70.24	$60.62	$46.74		$48.14		$43.96
Total Return (%)	16.54	29.81	(2.91)		9.70	d	(8.08	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	6	4		75		74
Ratio of expenses before expense reductions (%)	1.39	1.28	1.29		1.45		1.25
Ratio of expenses after expense reductions (%)	1.39	1.28	1.29		1.45		1.24
Ratio of net investment income (loss) (%)	.54	.09	.03	c	(.28)		.38
Portfolio turnover rate (%)	31	27	48		68		74
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.09 per share and 0.17% of average daily net assets, for the year ended September 30, 2011.
d Includes a non-recurring payment from the Advisor, which amounted to $0.032 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.001 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.07% lower.

	Years Ended September 30,
Class S	2013	2012	2011		2010		2009
Selected Per Share Data
Net asset value, beginning of period	$61.32	$47.29	$48.72		$44.37		$48.41
Income (loss) from investment operations: Net investment income (loss)a	.77	.35	.29	c	.17		.30
Net realized and unrealized gain (loss)	9.69	14.00	(1.44)		4.42		(4.08)
Total from investment operations	10.46	14.35	(1.15)		4.59		(3.78)
Less distributions from: Net investment income	(.66)	(.32)	(.28)		(.27)		(.26)
Increase from regulatory settlements	—	—	—		.03	d	—
Net asset value, end of period	$71.12	$61.32	$47.29		$48.72		$44.37
Total Return (%)	17.29	30.47	(2.43)		10.43	d	(7.72	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of year ($ millions)	649	624	542		620		587
Ratio of expenses before expense reductions (%)	.75	.76	.77		.80		.85
Ratio of expenses after expense reductions (%)	.75	.76	.77		.80		.84
Ratio of net investment income (loss) (%)	1.20	.62	.55	c	.37		.78
Portfolio turnover rate (%)	31	27	48		68		74
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.09 per share and 0.17% of average daily net assets, for the year ended September 30, 2011.
d Includes a non-recurring payment from the Advisor, which amounted to $0.032 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.001 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.07% lower.

	Years Ended September 30,
Institutional Class	2013	2012	2011		2010		2009
Selected Per Share Data
Net asset value, beginning of period	$61.32	$47.29	$48.73		$44.41		$48.40
Income (loss) from investment operations: Net investment income (loss)a	.79	.39	.33	c	.21		.35
Net realized and unrealized gain (loss)	9.70	13.99	(1.44)		4.41		(4.06)
Total from investment operations	10.49	14.38	(1.11)		4.62		(3.71)
Less distributions from: Net investment income	(.70)	(.35)	(.33)		(.33)		(.28)
Increase from regulatory settlements	—	—	—		.03	d	—
Net asset value, end of period	$71.11	$61.32	$47.29		$48.73		$44.41
Total Return (%)	17.34	30.58	(2.37)		10.50	d	(7.56	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of year ($ millions)	206	226	249		461		366
Ratio of expenses before expense reductions (%)	.70	.69	.70		.72		.71
Ratio of expenses after expense reductions (%)	.70	.69	.70		.72		.71
Ratio of net investment income (loss) (%)	1.23	.70	.61	c	.45		.91
Portfolio turnover rate (%)	31	27	48		68		74
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.09 per share and 0.17% of average daily net assets, for the year ended September 30, 2011.
d Includes a non-recurring payment from the Advisor, which amounted to $0.032 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.001 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.07% lower.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Capital Growth Fund (the "Fund") is a diversified series of DWS Investment Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer; analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the value reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of September 30, 2013, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2013 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2013, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$7,975,367
Undistributed long-term capital gains	$88,566,060
Net unrealized appreciation (depreciation) on investments	$475,167,263

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended September 30,
	2013	2012
Distributions from ordinary income*	$13,698,992	$7,306,405

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Purchases and Sales of Securities

During the year ended September 30, 2013, purchases and sales of investment securities (excluding short-term investments) aggregated $437,418,512 and $634,507,115, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund's average daily net assets	.495%
Next $750 million of such net assets	.465%
Next $1.5 billion of such net assets	.445%
Next $2.5 billion of such net assets	.425%
Next $2.5 billion of such net assets	.395%
Next $2.5 billion of such net assets	.375%
Next $2.5 billion of such net assets	.355%
Over $12.5 billion of such net assets	.335%

Accordingly, for the year ended September 30, 2013, the fee pursuant to the management agreement was equivalent to an annual effective rate of 0.46% of the Fund's average daily net assets.

For the period from October 1, 2012 through September 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.20%
Class B	1.95%
Class C	1.95%
Class R	1.45%
Class S	.95%
Institutional Class	.95%

Effective October 1, 2013 through September 30, 2014, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.23%
Class B	1.98%
Class C	1.98%
Class R	1.48%
Class S	.98%
Institutional Class	.98%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2013, the Administration Fee was $1,446,077, of which $122,028 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended September 30, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at September 30, 2013
Class A	$748,171	$—	$173,068
Class B	11,710	949	3,407
Class C	29,772	—	7,385
Class R	7,569	—	1,983
Class S	671,343	—	164,771
Institutional Class	161,668	—	42,463
	$1,630,233	$949	$393,077

Distribution and Service Fees. Under the Fund's Class B, C and R 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of each of Class B, C and R shares, respectively. In accordance with the Fund's Underwriting and Distribution Service Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended September 30, 2013, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at September 30, 2013
Class B	$28,386	$2,036
Class C	201,989	16,774
Class R	15,464	1,444
	$245,839	$20,254

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2013, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at September 30, 2013	Annual Effective Rate
Class A	$1,301,031	$231,667	.23%
Class B	9,196	1,441	.24%
Class C	66,782	11,593	.25%
Class R	15,674	2,447	.25%
	$1,392,683	$247,148

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2013, aggregated $22,269.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2013, the CDSC for Class B and C shares aggregated $3,277 and $941, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2013, DIDI received $101 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $16,410, of which $7,313 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2013.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	447,070	$28,579,719	467,796	$26,119,906
Class B	1,742	101,687	2,376	131,503
Class C	38,462	2,255,600	70,163	3,712,466
Class R	31,322	1,967,543	32,640	1,848,878
Class S	409,040	26,040,614	438,777	24,491,513
Institutional Class	590,981	37,628,696	675,051	36,716,619
		$96,573,859		$93,020,885
Shares issued to shareholders in reinvestment of distributions
Class A	72,527	$4,290,714	35,841	$1,778,421
Class C	221	12,298	—	—
Class R	499	29,426	79	3,923
Class S	103,274	6,146,863	66,330	3,311,181
Institutional Class	32,782	1,950,191	26,935	1,343,775
		$12,429,492		$6,437,300
Shares redeemed
Class A	(1,856,206)	$(118,025,521)	(2,209,705)	$(122,512,568)
Class B	(30,578)	(1,835,001)	(41,953)	(2,197,780)
Class C	(138,575)	(8,160,137)	(181,562)	(9,515,421)
Class R	(25,139)	(1,587,105)	(27,632)	(1,534,634)
Class S	(1,566,564)	(100,311,445)	(1,783,511)	(99,892,700)
Institutional Class	(1,399,198)	(93,670,197)	(2,296,178)	(131,568,176)
		$(323,589,406)		$(367,221,279)
Net increase (decrease)
Class A	(1,336,609)	$(85,155,088)	(1,706,068)	$(94,614,241)
Class B	(28,836)	(1,733,314)	(39,577)	(2,066,277)
Class C	(99,892)	(5,892,239)	(111,399)	(5,802,955)
Class R	6,682	409,864	5,087	318,167
Class S	(1,054,250)	(68,123,968)	(1,278,404)	(72,090,006)
Institutional Class	(775,435)	(54,091,310)	(1,594,192)	(93,507,782)
		$(214,586,055)		$(267,763,094)

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Investment Trust and the Shareholders of DWS Capital Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Capital Growth Fund (the "Fund") at September 30, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts November 22, 2013	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2013 to September 30, 2013).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2013 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 4/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/13	$1,103.40	$1,098.20	$1,099.00	$1,101.50	$1,104.90	$1,105.10
Expenses Paid per $1,000*	$5.27	$10.26	$9.37	$7.16	$3.90	$3.75
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 4/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/13	$1,020.05	$1,015.29	$1,016.14	$1,018.25	$1,021.36	$1,021.51
Expenses Paid per $1,000*	$5.06	$9.85	$9.00	$6.88	$3.75	$3.60

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S	Institutional Class
DWS Capital Growth Fund	1.00%	1.95%	1.78%	1.36%	.74%	.71%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended September 30, 2013, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $30,900,000, or the maximum amount allowable under tax law, as qualified dividend income.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $97,423,000 as capital gain dividends for its year ended September 30, 2013, of which 100% represents 15% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees, including the Independent Trustees, approved the renewal of DWS Capital Growth Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all of the Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

—The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations (the "IFC Report").

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 2nd quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2012.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,9 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013,9 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003- present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Chairman of the Board of Trustees, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	103	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)	103	Director, Becton Dickinson and Company2 (medical technology company) (2012- present); Director, CardioNet, Inc.2 (health care) (2009- present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Interested Board Member and Officer4
Name, Year of Birth, Position with the Fund and Length of Time Served1,6	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Michael J. Woods5 (1967) Board Member since 2013 and Executive Vice President since 2013
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of the Americas Asset Management Business for Deutsche Bank, Member of the Asset and Wealth Management ("AWM") Extended Executive Committee, AWM Global Client Group Executive Committee and the AWM Active Asset Management Executive Committee; CEO and US Regional Head of DWS Investments; formerly: Sr. VP, Head of the Financial Intermediaries and Investments Group of Evergreen Investments (2007-2009), CEO and Vice Chairman of Board of Directors of XTF Global Asset Management (2006-2007), Managing Director — US Head of Sub-Advisory and Investment Only Business at Citigroup Asset Management (2000-2006). Mr. Woods is currently a board member of The Children's Village, The Big Brothers Big Sisters Organization, and The Mutual Fund Education Alliance.
		38	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served6	Business Experience and Directorships During the Past Five Years
Robert Kendall10,11 (1974) President, 2013-present
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of Retail Distribution, Americas for Deutsche Asset & Wealth Management; formerly: Head of National Sales and Key Account Management at Van Kampen Investments (1997-1999) and Morgan Stanley Asset Management (1999-2009)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert7 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow7 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan8 (1974) Assistant Secretary, 2013-present	Vice President, Deutsche Asset & Wealth Management
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso7 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby7 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 Effective October 25, 2013, Mr. Woods, an interested Board Member and Executive Vice President, resigned from the fund's Board and as an officer.

The mailing address of Mr. Woods is 60 Wall Street, New York, New York 10005. Mr. Woods was an interested Board Member by virtue of his positions with Deutsche Asset & Wealth Management. As an interested person, Mr. Woods received no compensation from the fund. Mr. Woods was a board member of the following trusts and corporations: Cash Account Trust, DWS Market Trust, DWS Money Funds, DWS State Tax-Free Income Series, DWS Target Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Global High Income Fund, Inc., DWS High Income Opportunities Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS Strategic Income Trust and DWS Strategic Municipal Income Trust.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Effective as of January 9, 2013.

10 Address: 222 South Riverside Plaza, Chicago, IL 60606.

11 Effective as of October 3, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SDGAX	SDGBX	SDGCX	SCGSX	SDGTX
CUSIP Number	23338J 103	23338J 202	23338J 301	23338J 509	23338J 707
Fund Number	498	698	798	2398	564

For shareholders of Class R
Automated Information Line	DWS Investments Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site
dws-investments.com
Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Nasdaq Symbol	SDGRX
CUSIP Number	23338J 608
Fund Number	1508

Notes

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DCGF-2
(R-024414-3 11/13)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS CAPITAL GROWTH FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2013	$63,161	$0	$0	$0
2012	$83,129	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2013	$0	$66,535	$0
2012	$0	$56,300	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2013	$0	$66,535	$0	$66,535
2012	$0	$56,300	$0	$56,300

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Capital Growth Fund, a series of DWS Investment Trust

By:	/s/ Robert Kendall Robert Kendall President

Date:	November 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Kendall Robert Kendall President

Date:	November 29, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 29, 2013